UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

PARTS iD, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38296	81-3674868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Corporate Drive

Suite C

Cranbury, New Jersey 08512

(Address of Principal Executive Offices, including Zip Code)

(609) 642-4700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock	ID	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On November 2, 2023, PARTS iD, Inc., a Delaware corporation (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) whereby the Company agreed to issue and sell to 2642186 Ontario Inc. (“Ontario”), in a private placement, a junior secured promissory note in the aggregate principal amount of $1,000,000 (the “Note”). The Note bears interest at the rate of 7.75% per annum, compounded semi-annually, and matures on November 2, 2024.

The Note is (A) secured by a junior security interest in any potential proceeds from the Company’s currently pending litigation matters (i) in the District of Massachusetts and captioned as Parts iD, Inc. v. ID Parts, LLC (Case No. 1:20-cv-1253-RWZ) and (ii) in the District of New Jersey and captioned as Onyx Enterprises, Int’l Corp. v. Volkswagen Group of America, Inc. (Case No. 20-9976) (collectively, the “Litigation”) and (B) strictly subordinated in right of payment to the prior payment in full of all of the Litigation funding provided by Pravati Capital, LLC to the Company pursuant to that certain Litigation Funding Agreement, dated as of September 29, 2023. The Note also provides that the Company and Ontario intend for the Note to be an emergency loan advance to bridge the Company to a possible debtor-in-possession financing facility and for such advance to be included as part of that facility (if and when applicable).

The Company intends to use the proceeds from the issuance of the Note for working capital purposes and the repayment of current indebtedness.

The Note was issued by the Company in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and has not been registered under the Securities Act.

The foregoing descriptions of the Purchase Agreement and the Note thereby are not complete and are subject to, and qualified in their entirety by reference to, the full text of the Purchase Agreement and the form of Note, which are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Note Purchase Agreement, dated as of November 2, 2023, by and between the Company and 2642186 Ontario Inc.
10.2	Form of Junior Secured Promissory Note, dated as of November 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PARTS ID, INC.

Date: November 8, 2023	By:	/s/ Lev Peker
		Name:	Lev Peker
		Title:	Chief Executive Officer

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